Exhibit 10.2

Execution Version

WOODWARD, INC.

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

As of October 1, 2013

To the Noteholders (as defined below):

Ladies and Gentlemen:

Woodward, Inc. (formerly known as Woodward Governor Company) (hereinafter, together with its successors and assigns, the “Company”) agrees with you as follows:

1.	PRELIMINARY STATEMENTS.

1.1.	Note Issuances, etc.

Pursuant to that certain Note Purchase Agreement dated October 1, 2008 (as in effect immediately prior to giving effect to the Amendments (as defined below) provided for hereby, the “Existing Note Purchase Agreement”, and as amended by this Amendment Agreement (as defined below) and as may be further amended, restated or otherwise modified from time to time, the “Note Purchase Agreement”) the Company issued and sold (a) One Hundred Million Dollars ($100,000,000) in aggregate principal amount of its Series B Senior Notes due October 1, 2013 (the “Existing Series B Notes”, and the Existing Series B Notes, as amended pursuant to this Amendment Agreement and as may be further amended, restated, modified or replaced from time to time, together with any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement, the “Series B Notes”), (b) Fifty Million Dollars ($50,000,000) in aggregate principal amount of its Series C Senior Notes due October 1, 2015 (the “Existing Series C Notes”, and the Existing Series C Notes, as amended pursuant to this Amendment Agreement and as may be further amended, restated, modified or replaced from time to time, together with any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement, the “Series C Notes”) and (c) One Hundred Million Dollars ($100,000,000) in aggregate principal amount of its Series D Senior Notes due October 1, 2018 (the “Existing Series D Notes” and together with the Existing Series B Notes and the Existing Series C Notes, collectively, the “Existing Notes”, and the Existing Series D Notes, as amended pursuant to this Amendment Agreement and as may be further amended, restated, modified or replaced from time to time, together with any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement, the “Series D Notes”, and the Series D Notes, together with the Series B Notes and Series C Notes, collectively, the “Notes”). The register for the registration and transfer of the Notes indicates that the parties named in Annex 1 (the “Noteholders”) to this Amendment No. 1 to Note Purchase Agreement (the “Amendment Agreement”) are currently the holders of the entire outstanding principal amount of the Notes.

2.	DEFINED TERMS.

Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Existing Note Purchase Agreement.

3.	AMENDMENTS.

The Company agrees and, subject to the satisfaction of the conditions set forth in Section 6 of this Amendment Agreement, the Required Holders agree to the amendment of certain provisions of the Existing Note Purchase Agreement as provided for by Section 4 of this Amendment Agreement (collectively, the “Amendments”).

4.	AMENDMENTS TO THE EXISTING NOTE PURCHASE AGREEMENT.

The Existing Note Purchase Agreement is hereby and shall be amended in the manner specified in Exhibit A to this Amendment Agreement.

5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

To induce you to enter into this Amendment Agreement and to consent to the Amendments, the Company represents and warrants as follows:

5.1. Reaffirmation of Representations and Warranties.

All of the representations and warranties contained in Section 5 of the Existing Note Purchase Agreement are correct with the same force and effect as if made by the Company on the date hereof except to the extent (a) that any of such representations and warranties relate by their terms to a prior date, (b) otherwise disclosed in the periodic and current reports filed by the Company with the Securities and Exchange Commission since the Closing or set forth in the Offering Memorandum relating to the 2013 Note Purchase Agreement (as defined below), a copy of which has been delivered to the Noteholders or (c) set forth on Schedule 5.1 attached hereto.

5.2. Organization, Power and Authority, etc.

The Company has all requisite corporate power and authority to enter into and perform its obligations under this Amendment Agreement and the Notes.

5.3. Legal Validity.

The execution and delivery of this Amendment Agreement and the Notes by the Company and compliance by the Company with its obligations hereunder and under the Note Purchase Agreement and the Notes: (a) are within the corporate powers of the Company; and (b) do not violate or result in any breach of, constitute a default under, or result in the creation of any Lien upon any property of the Company under the provisions of: (i) its charter documents; (ii) any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to either the Company or its property; or (iii) any agreement or instrument to which the Company is a party or by which the Company or any of its property may be bound or any statute or other rule or regulation of any Governmental Authority applicable to the Company or its property.

Each of this Amendment Agreement and each of the Notes has been duly authorized by all necessary action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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5.4. No Defaults.

No event has occurred and no condition exists that: (a) would constitute a Default or an Event of Default or (b) could reasonably be expected to have a Material Adverse Effect.

5.5. Disclosure.

This Amendment Agreement and the documents, certificates or other writings delivered to the Noteholders by or on behalf of the Company in connection therewith, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the other documents, certificates and other writings delivered to the Noteholders by or on behalf of the Company specifically for use in connection with the transactions contemplated by the this Amendment Agreement.

6.	EFFECTIVENESS OF AMENDMENTS.

The Amendments shall become effective only upon the date of the satisfaction in full of the following conditions precedent:

6.1. Execution and Delivery of this Amendment Agreement.

The Company and the Required Holders shall have executed and delivered this Amendment Agreement.

6.2. Execution and Delivery of Guarantor Acknowledgement.

Each Guarantor shall have executed and delivered a Guarantor Acknowledgement in the form of Exhibit B to this Amendment Agreement.

6.3. Execution and Delivery of Replacement Notes.

The Company shall have executed and delivered replacement Notes to any Noteholder requesting the same.

6.4. Representations and Warranties True.

The representations and warranties set forth in Section 5 shall be true and correct on such date in all respects.

6.5. Authorization.

The Company shall have authorized, by all necessary action, the execution, delivery and performance of all documents, agreements and certificates in connection with this Amendment Agreement.

6.6. 2013 Note Purchase Agreement.

Each of the Noteholders shall have received, on or before the date hereof, a fully executed copy of the Note Purchase Agreement (the “2013 Note Purchase Agreement”), dated as of October 1, 2013, by and among the Company and the purchasers party thereto, in form and substance satisfactory to the Required Holders, and the conditions to the effectiveness thereof, and all conditions to the obligations of the purchasers party thereto to purchase the notes to be issued thereunder shall have been satisfied or waived.

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6.7. Revolving Facility.

Each of the Noteholders shall have received, on or before the date hereof, a fully executed copy of that certain Credit Agreement, dated as of July 10, 2013, by and among the Company, as a borrower, the foreign subsidiary borrowers from time to time parties thereto, the institutions from time to time party thereto as lenders, and Wells Fargo Bank, National Association, as administrative agent for itself and the other lenders party thereto.

6.8. Amendment to 2009 Note Purchase Agreement.

Each of the Noteholders shall have received, on or before the date hereof, a fully executed copy of the Amendment No. 1 to Note Purchase Agreement dated as of October 1, 2013, by and among the Company and the purchasers party thereto with respect to that certain Note Purchase Agreement dated April 3, 2009, in form and substance satisfactory to the Required Holders, and the conditions to the effectiveness thereof, and all conditions to the obligations of the purchasers party thereto to purchase the notes to be issued thereunder shall have been satisfied or waived.

6.9. Special Counsel Fees.

The Company shall have paid the reasonable fees and disbursements of Noteholders’ special counsel in accordance with Section 7 below.

6.10. Proceedings Satisfactory.

All proceedings taken in connection with this Amendment Agreement and all documents and papers relating thereto shall be satisfactory to the Noteholders signatory hereto and their special counsel, and such Noteholders and their special counsel shall have received copies of such documents and papers as they or their special counsel may reasonably request in connection herewith.

7.	EXPENSES.

Whether or not the Amendments become effective, the Company will promptly (and in any event within thirty (30) days of receiving any statement or invoice therefor) pay all reasonable fees, expenses and costs of your special counsel, Bingham McCutchen LLP, incurred in connection with the preparation, negotiation and delivery of this Amendment Agreement, the Intercreditor Agreement and any other documents related thereto. Nothing in this Section shall limit the Company’s obligations pursuant to Section 15.1 of the Existing Note Purchase Agreement.

8.	MISCELLANEOUS.

8.1. Part of Existing Note Purchase Agreement; Future References, etc.

This Amendment Agreement shall be construed in connection with and as a part of the Note Purchase Agreement and, except as expressly amended by this Amendment Agreement, all terms, conditions and covenants contained in the Existing Note Purchase Agreement and the Existing Notes are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment Agreement may refer to the Note Purchase Agreement without making specific reference to this Amendment Agreement, but nevertheless all such references shall include this Amendment Agreement unless the context otherwise requires.

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8.2. Counterparts, Facsimiles.

This Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Delivery of an executed signature page by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment Agreement.

8.3. Governing Law.

THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE OF LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

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If you are in agreement with the foregoing, please so indicate by signing the acceptance below on the accompanying counterpart of this Amendment Agreement and returning it to the Company, whereupon it will become a binding agreement among you and the Company.

WOODWARD, INC.

By:	/s/ Robert F. Weber, Jr.
Name:	Robert F. Weber, Jr.
Title:	Vice Chairman, Chief Financial Officer
and Treasurer

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

The foregoing Amendment Agreement is hereby accepted as of the date first above written. By its execution below, each of the undersigned represents that it is the owner of one or more of the Notes and is authorized to enter into this Amendment Agreement in respect thereof.

METROPOLITAN LIFE INSURANCE COMPANY

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:	Metropolitan Life Insurance Company, its Investment Manager

METLIFE INVESTORS INSURANCE COMPANY

By:	Metropolitan Life Insurance Company, its Investment Manager

By:	/s/ Judith A. Gulotta
Name:	Judith A. Gulotta
Title:	Managing Director

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Eve Hampton
Name:	Eve Hampton
Title:	Vice President, Investments

By:	/s/ Paul Runnalls
Name:	Paul Runnalls
Title:	Manager, Investments

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

LONDON LIFE INSURANCE COMPANY

By:	/s/ W. J. Sharman
Name:	W. J. Sharman
Title:	Authorized Signatory

By:	/s/ D. B. E. Ayers
Name:	D. B. E. Ayers
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

THE CANADA LIFE ASSURANCE COMPANY

By:	/s/ Eve Hampton
Name:	Eve Hampton
Title:	Vice President, Investments

By:	/s/ Paul Runnalls
Name:	Paul Runnalls
Title:	Manager, Investments

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Loyd T. Henderson
Name:	Loyd T. Henderson
Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	New York Life Investment Management LLC, Its Investment Manager

	By:	/s/ Loyd T. Henderson
	Name:	Loyd T. Henderson
	Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
By:	New York Life Investment Management LLC, Its Investment Manager

	By:	/s/ Loyd T. Henderson
	Name:	Loyd T. Henderson
	Title:	Managing Director

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Mitchell W. Reed
Name:	Mitchell W. Reed
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

By:	/s/ Mitchell W. Reed
Name:	Mitchell W. Reed
Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., as Investment Manager

	By:	/s/ Mitchell W. Reed
	Name:	Mitchell W. Reed
	Title:	Vice President

ZURICH AMERICAN INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P., as Investment Advisor

	By:	Prudential Private Placement Investors, Inc., as its General Partner

		By:	/s/ Mitchell W. Reed
		Name:	Mitchell W. Reed
		Title:	Vice President

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

HARTFORD LIFE INSURANCE COMPANY
TWIN CITY FIRE INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:	Hartford Investment Management Company, their Agent and Attorney-in-Fact

	By:	/s/ John R. Knox
	Name:	John R. Knox
	Title:	Vice President

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

ING LIFE INSURANCE AND ANNUITY COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY

By:	ING Investment Management LLC, as Agent

	By:	/s/ Joshua A. Winchester
	Name:	Joshua A. Winchester
	Title:	Vice President

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
MASSMUTUAL ASIA LIMITED
C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC
as Investment Adviser

	By:	/s/ Thomas P. Shea
	Name:	Thomas P. Shea
	Title:	Managing Director

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

AXA EQUITABLE LIFE INSURANCE COMPANY

By:
Name:
Title:

MONY LIFE INSURANCE COMPANY

By:
Name:
Title:

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

	By:	/s/ Adrienne L. McFarland
	Name:	Adrienne L. McFarland
	Title:	Counsel

	By:	/s/ James C. Fifield
	Name:	James C. Fifield
	Title:	Assistant General Counsel

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Michael I. Bullock
Name:	Michael I. Bullock
Title:	VP, Private Placements

THE STATE LIFE INSURANCE COMPANY

By:	American United Life Insurance Company, its Agent

	By:	/s/ Michael I. Bullock
	Name:	Michael I. Bullock
	Title:	VP, Private Placements

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

PHOENIX LIFE INSURANCE COMPANY

By:	/s/ Nelson Correa
Name:	Nelson Correa
Title:	Senior Managing Director, Private Placements

PHL VARIABLE INSURANCE COMPANY

By:	/s/ Nelson Correa
Name:	Nelson Correa
Title:	Its Duly Authorized Officer

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name:	Justin P. Kavan
Title:	Vice President

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

MODERN WOODMEN OF AMERICA

By:	/s/ Douglas A. Pannier
Name:	Douglas A. Pannier
Title:	Group Head – Private Placements

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

AMERITAS LIFE INSURANCE CORP.
THE UNION CENTRAL LIFE INSURANCE COMPANY

By:	Ameritas Investment Partners, as Agent

	By:	/s/ James Mikus

	Name:	James Mikus
	Title:	President and CEO

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

NATIONAL GUARDIAN LIFE INSURANCE COMPANY

By:	/s/ R.A. Mucci

Name:	R.A. Mucci
Title:	Senior Vice President & Treasurer

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Annette M. Teders

Name:	Annette M. Teders
Title:	Vice President

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

STATE FARM LIFE INSURANCE COMPANY

By:	/s/ June Hoyer

Name:	June Hoyer
Title:	Senior Investment Officer

By:	/s/ Christiane M. Stoffer

Name:	Christiane M. Stoffer
Title:	Assistant Secretary

Signature Page to Amendment No. 1 to 2008 Note Purchase Agreement

Annex 1

Noteholders

Metropolitan Life Insurance Company

MetLife Insurance Company of Connecticut

MetLife Investors Insurance Company

Great-West Life & Annuity Insurance Company

London Life Insurance Company

The Canada Life Assurance Company

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)

The Prudential Insurance Company of America

Pruco Life Insurance Company of New Jersey

Prudential Retirement Insurance and Annuity Company

Zurich American Insurance Company

Hartford Life Insurance Company

Hartford Life and Annuity Insurance Company

Twin City Fire Insurance Company

ING Life Insurance and Annuity Company

ING USA Annuity and Life Insurance Company

Reliastar Life Insurance Company

Massachusetts Mutual Life Insurance Company

MassMutual Asia Limited

C.M. Life Insurance Company

AXA Equitable Life Insurance Company

Annex 1-1

MONY Life Insurance Company

Principal Life Insurance Company

American United Life Insurance Company

The State Life Insurance Company

Phoenix Life Insurance Company

PHL Variable Insurance Company

United of Omaha Life Insurance Company

Modern Woodmen of America

Ameritas Life Insurance Corp.

The Union Central Life Insurance Company

National Guardian Life Insurance Company

The Ohio National Life Insurance Company

State Farm Life Insurance Company

Annex 1-2

Schedule 5.1

[Intentionally Removed]

Schedule 5.1-1

EXHIBIT A

AMENDMENTS TO EXISTING NOTE PURCHASE AGREEMENT

(a) Introductory Paragraph. The phrase “(the “Company”)” in the introductory paragraph of the Existing Note Purchase Agreement is hereby amended and restated to read as follows:

“(together with any successor thereto that becomes a party hereto pursuant to Section 10.2, the “Company”)”

(b) Section 10.7 – Minimum Consolidated Net Worth. Section 10.7 of the Existing Note Purchase Agreement is hereby amended and restated to read as follows:

“10.7 Minimum Consolidated Net Worth.

The Company will not permit its Consolidated Net Worth at any time to be less than the sum of (a) $800,000,000 plus (b) an aggregate amount equal to 50% of its Consolidated Net Earnings (but, in each case, only if a positive number) for each completed fiscal year beginning with the fiscal year ending September 30, 2013.”

(c) Section 11(f) – Cross-Default. Section 11(f) of the Existing Note Purchase Agreement is hereby amended by deleting each reference to “$25,000,000” therein and inserting “$60,000,000” in lieu thereof.

(d) Section 11(i) – Judgment Defaults. Section 11(i) of the Existing Note Purchase Agreement is hereby amended by deleting the reference to “$25,000,000” therein and inserting “$60,000,000” in lieu thereof.

(e) Section 11(j) – ERISA Defaults. Section 11(j) of the Existing Note Purchase Agreement is hereby amended by deleting the reference to “$15,000,000” therein and inserting “$60,000,000” in lieu thereof.

(f) Section 22.3 – Accounting Terms. Section 22.3 of the Existing Note Purchase Agreement is hereby amended and restated to read as follows:

“22.3 Accounting Terms.

(a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Exhibit A-1

(b) If the Company notifies the holders of Notes that, in the Company’s reasonable opinion, or if the Required Holders notify the Company that, in the Required Holders’ reasonable opinion, as a result of changes in GAAP from time to time (“Subsequent Changes”), any of the covenants contained in Sections 10.6 through 10.10, or any of the defined terms used therein no longer apply as intended such that such covenants are materially more or less restrictive to the Company than are such covenants immediately prior to giving effect to such Subsequent Changes, the Company and the holders of Notes shall negotiate in good faith to reset or amend such covenants or defined terms so as to negate such Subsequent Changes, or to establish alternative covenants or defined terms. Until the Company and the Required Holders so expressly agree to reset, amend or establish alternative covenants or defined terms, the covenants contained in Sections 10.6 through 10.10, together with the relevant defined terms, shall continue to apply and compliance therewith shall be determined assuming that the Subsequent Changes shall not have occurred (“Static GAAP”). During any period that compliance with any covenants shall be determined pursuant to Static GAAP, the Company shall include relevant reconciliations in reasonable detail between GAAP and Static GAAP with respect to the applicable covenant compliance calculations contained in each certificate of a Senior Financial Officer delivered pursuant to Section 7.2(a) during such period.”

(g) Schedule B – Definition of Company. The definition of “Company” appearing in Schedule B of the Existing Note Purchase Agreement is hereby deleted.

(h) Schedule B – Definitions of Material Acquisition Amount, Static GAAP, Subsequent Changes and 2009 Note Purchase Agreement. The following definitions are hereby added to Schedule B of the Existing Note Purchase Agreement in their proper alphabetical order to read as follows:

““Material Acquisition Amount” means an amount equal to the greater of (a) $50,000,000 and (b) the applicable dollar threshold amount for certain permitted acquisitions necessary to increase the leverage ratio applicable to the Company as set forth in the definition of “Leverage Ratio Increase Requirements” in the Revolving Facility or similar threshold in any other Revolving Facility.”

““Static GAAP” is defined in Section 22.3(b).”

““Subsequent Changes” is defined in Section 22.3(b).”

““2009 Note Purchase Agreement” means that certain Note Purchase Agreement, dated April 3, 2009, by and among the Company and the purchasers listed in Schedule A attached thereto, as such agreement may be further amended, restated, supplemented, modified, refinanced, extended or replaced.”

(i) Schedule B – Definitions of EBITDA and Major Credit Facility. The definitions of “EBITDA”, “Major Credit Facility”, “Material Acquisition Period” and “Revolving Facility” appearing in Schedule B of the Existing Note Purchase Agreement are hereby amended and restated to read as follows:

““EBITDA” means, for any period, on a consolidated basis for the Company and its Subsidiaries, the sum of the amounts for such period, without duplication, of (a) Net Income, plus (b) Interest Expense to the extent deducted in computing Net Income, plus (c) charges against income for foreign, federal, state and local taxes to the extent deducted in computing Net Income, plus (d) depreciation expense to the extent deducted in computing Net Income, plus (e) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Net Income, plus (f) any unusual non-cash charges to the extent deducted in computing Net Income, plus (g) non-cash stock based compensation paid during such period to the extent deducted in computing Net Income, minus (h) any unusual non-cash gains to the extent added in computing Net Income. EBITDA shall be calculated on a pro forma basis giving effect to Material Acquisitions and Material Asset Dispositions on a four (4) fiscal quarter basis on the assumption that any such Material Acquisition or Material Asset Disposition shall be deemed to have occurred on the first day of the fourth full fiscal quarter preceding the date of determination, using historical financial statements containing reasonable adjustments satisfactory to the Required Holders, broken down by fiscal quarter in the Company’s reasonable judgment. As used herein, “Material Acquisition” means one or more related Acquisitions the net consideration for which is in excess of $20,000,000 individually or in the aggregate and “Material Asset Disposition” means any Asset Disposition or series of Asset Dispositions the Fair Market Value of which is equal to or greater than $20,000,000 individually or in the aggregate.”

Exhibit A-2

““Major Credit Facility” means (a) the Revolving Facility, (b) the Term Facility, (c) the Existing Note Purchase Agreement, (d) the 2009 Note Purchase Agreement and (e) any other credit, loan or borrowing facility or note purchase agreement by the Company or any Subsidiary providing, in each case, for the incurrence of Senior Indebtedness in a principal amount equal to or greater than $75,000,000, in each case under clauses (a) through (e) as amended, restated, supplemented or otherwise modified and together with increases, refinancings and replacements thereof.”

““Material Acquisition Period” means each period of four (4) consecutive fiscal quarters of the Company commencing with the fiscal quarter in which one or more of the Company and any Subsidiary has consummated (a) one or more Acquisitions of equity interests in entities that become Subsidiaries upon such Acquisition or (b) one or more acquisitions from an entity of a business or a brand, if the consideration paid for such Acquisitions under clause (a) and/or (b) (including, without limitation, Indebtedness of the new Subsidiary and, without duplication, any Indebtedness of such entity that is assumed by any one or more of the Company and its Subsidiaries), taken together with the aggregate consideration (including assumed Indebtedness as aforesaid) paid for all other such Acquisitions consummated during the immediately preceding three (3) fiscal quarters of the Company, is equal to or greater than the Material Acquisition Amount; provided that a new Material Acquisition Period may not be commenced until such time as at least two (2) complete consecutive fiscal quarters have elapsed since the expiration of the last previous Material Acquisition Period.”

““Revolving Facility” means that certain Credit Agreement, dated as of July 10, 2013, by and among the Company, as a borrower, the foreign subsidiary borrowers from time to time parties thereto, the institutions from time to time parties thereto as lenders, and Wells Fargo Bank, National Association, as administrative agent for itself and the other lenders, as such agreement may be further amended, restated, supplemented, modified, refinanced, extended or replaced.”

Exhibit A-3

EXHIBIT B

[FORM OF GUARANTOR ACKNOWLEDGEMENT]

GUARANTOR ACKNOWLEDGEMENT

Each of the undersigned hereby acknowledges and agrees to the terms of Amendment No. 1 to Note Purchase Agreement, dated as of October 1, 2013 (the “Amendment”), amending that certain Note Purchase Agreement, dated October 1, 2008, (the “Note Purchase Agreement”), among Woodward, Inc. (formerly known as Woodward Governor Company), a Delaware corporation, and the holders of Notes party thereto. Each of the undersigned hereby confirms that the Guaranty Agreement to which the undersigned is a party remains in full force and effect after giving effect to the Amendment and continues to be the valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles including principles of commercial reasonableness, good faith and fair dealing (whether enforceability is sought by proceedings in equity or at law).

Capitalized terms used herein but not defined are used as defined in the Note Purchase Agreement.

Dated as of October 1, 2013

WOODWARD FST, INC.

By:
Name:
Title:

MPC PRODUCTS CORPORATION

By:
Name:
Title:

WOODWARD HRT, INC.

By:
Name:
Title:

Exhibit B-1